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                                                                           DRAFT
                                                                          5/7/96

                                2,000,000 Shares

                               EXECUTIVE RISK INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                                    May __, 1996

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
CONNING & COMPANY
  As representatives of the
         several underwriters
         named in Schedule I hereto
         c/o Donaldson, Lufkin & Jenrette
                   Securities Corporation
             277 Park Avenue
             New York, New York 10172

Dear Sirs:

                  Aetna Life and Casualty Company ("Aetna"), a Connecticut insurance corporation and a stockholder of Executive Risk Inc., a Delaware corporation (the "Company") proposes to sell an aggregate of 2,000,000 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company (the "Firm Shares"), to the several underwriters named in Schedule I hereto (the "Underwriters"). The Company proposes to issue and sell to the several Underwriters not more than 300,000 additional shares of Common Stock of the Company (the "Additional Shares"), if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are herein collectively called the "Shares". The Company and Aetna are sometimes hereinafter collectively referred to as the "Sellers."





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         Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and Conning
& Company shall act as representatives (the "Representatives") of the several Underwriters.

         1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (Registration No. 333-3956) including a prospectus relating to the Shares, which registration statement may be amended. The registration statement, as amended at the time when it becomes effective, including any amendment to the registration statement filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A (or Rule 434) under the Act (and including, in each case, all documents incorporated by reference), is hereinafter referred to as the "Registration Statement;" and the prospectus in the form first used to confirm sales of Shares is hereinafter referred as the "Prospectus."

         2. Agreements to Sell and Purchase. Upon the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, Aetna hereby agrees to sell to the Underwriters the Firm Shares, at a price per share of $______ per share (the "Purchase Price"), and each Underwriter hereby agrees, severally and not jointly, to purchase from Aetna, at the Purchase Price, the number of Firm Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) set forth opposite the name of such Underwriter in Schedule I.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company hereby agrees to issue and sell to the Underwriters, and the Underwriters shall have the right to purchase, severally and not jointly, from the Company, up to an aggregate of 300,000 Additional Shares at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. The Representatives shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be



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a business day (i) no earlier than the Closing Date (as hereinafter defined),
(ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares purchased by such Underwriter from Aetna.

         Aetna hereby agrees, and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by each of the directors and executive officers of the Company pursuant to which each such person agrees, not to directly or indirectly offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such capital stock, except to the Underwriters pursuant to this Agreement, for a period of 180 days after the date of the Prospectus, without the prior written consent of the Representatives (the "Lock-up"), and except any transfers of such capital stock pursuant to bona fide gifts whereby the transferee agrees in writing to be bound by the Lock-up.

         3. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

         4. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the third or fourth business day, unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (the "Closing Date") following the date of the public offering, at the offices of LeBoeuf, Lamb Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York 10019 against payment therefor by wire transfer or by certified or official bank check or checks in Federal (same day) funds drawn to the order of Aetna. The Closing Date and the location of



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delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Sellers.

         Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at 10:00 A.M., New York City time, at such place in New York, New York as the Representatives shall designate on the date specified in the applicable exercise notice given by the Representatives pursuant to Section 2 (the "Option Closing Date"), against payment of the purchase price therefor by wire transfer or by certified or official bank check or checks in Federal (same day) funds drawn to the order of the Company. Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between the Representatives and the Company.

         Aetna has prior to the date hereof surrendered its certificates representing the Firm Shares, along with fully executed stock powers, to the Company. Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the respective Sellers, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by wire transfer or certified or official bank checks payable in Federal (same day) funds to the order of the applicable Sellers.

         5. Agreements of the Company. The Company agrees with you as follows:

         (a) As soon as practicable after the execution and delivery of this Agreement, the Company will file (i) if the Registration Statement is not yet effective, an amendment to the Registration Statement or (ii) if the Registration Statement is already effective, a post-effective amendment to the Registration Statement, if necessary, pursuant to Rule 430A under the Act. The Company will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time. The Company will comply fully and in a timely manner with the applicable provisions of Rules 424 and 430A under the Act.



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         (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement has become effective (if such Registration Statement has not become effective prior to the execution of this Agreement), if and when any Prospectus is filed with the Commission pursuant to Rule 424 under the Act and when any post-effective amendment to the Registration Statement becomes effective,
    (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) if and when it becomes aware of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and
    (iv) during the period referred to in paragraph (f) below, if and when it becomes aware of any material change in the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and its subsidiaries (including, for the purposes of this Agreement, any Subsidiary (as hereinafter defined)), taken as a whole, or of the happening of any event which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading in any material respect. If at any time the Commission shall issue any stop order of which the Company becomes aware suspending the effectiveness of the Registration Statement or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Shares, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

         (c) The Company will furnish to you, without charge, five signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits filed therewith or incorporated by reference therein, and will furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.



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         (d) The Company will not (i) file any amendment or supplement to the
    Registration Statement, whether before or after the time when the Registration Statement becomes effective, or make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably and timely object or (ii) during such period as, in the judgment of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), without delivering a copy of such information, documents or reports to you, as the Representatives, prior to, concurrently with or immediately after such filing. The Company will prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or any amendment or supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares as determined by the Company and the Representatives. The Company will use its best efforts to cause any such amendment or supplement to become effective as promptly as possible. In the event that the Company and you, as the Representatives, agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

         (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of preliminary prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities, insurance securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom the Shares may be sold, prior to the date of the Prospectus, of each preliminary prospectus.

         (f) Promptly after the Registration Statement becomes effective, and from time to time thereafter during such period as in the judgment of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, the Company will furnish without charge to each Underwriter and such dealers as you shall specify as many copies of the Prospectus (and of each amendment or supplement thereto) as such Underwriter or dealer may reasonably request. The Company consents to the use of the Prospectus and any amendment or supplement



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    thereto by the Underwriters and by all dealers to whom the Shares may be sold, both at the time of the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith.

         (g) If during the period specified in paragraph (f) any event shall occur as a result of which, in the judgment of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, the Company will forthwith prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish without charge to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

         (h) Prior to any public offering of the Shares, the Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the securities, Blue Sky or insurance laws governing the offer and sale of securities of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

         (i) The Company will make generally available to its stockholders as soon as reasonably practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement covering a period of at least twelve months beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

         (j) During the period of five years after the date of this Agreement, the Company will (i) mail as soon as reasonably practicable after the end of each fiscal year to the record holders of the Common Stock a financial report of



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    the Company and the Subsidiaries on a consolidated basis, all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, an unaudited consolidated balance sheet, an unaudited consolidated statement of operations and an unaudited consolidated statement of cash flows as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

         (k) During the five years after the date of this Agreement, the Company will furnish without charge to you, and, upon request, to each of the other Underwriters, as soon as available, a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other non-confidential information concerning the Company and the Subsidiaries as you may reasonably request.

         (l) Aetna and the Company will pay pro rata, in proportion to the number of shares of Common Stock sold by each of them, all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them, (ii) the preparation, printing, filing and delivery of the Prospectus and all amendments or supplements thereto, (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements printed and delivered in connection with the offering of the Shares (including in each case any reasonable disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration with the Commission, and the issuance and delivery by the Company, and the delivery by Aetna, of the Shares, (v) the registration or qualification of the Shares for offer and sale under the securities, Blue Sky or insurance laws governing the offer and sale of securities of the several states (including in each case the reasonable fees and disbursements of counsel for the Underwriters


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    relating to such registration or qualification and memoranda relating thereto), (vi) furnishing such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering or sale of the Shares by the several Underwriters or by dealers to whom the Shares may be sold, (vii) filings and clearance with the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering, and (viii) the performance by the Sellers of their other obligations under this Agreement (including, without limitation, the fees of the Company's transfer agent and registrar, the cost of its personnel and other internal costs, the cost of printing and engraving the certificates representing the Shares and all expenses and taxes incident to the sale and delivery of the Shares to be sold to the Underwriters other than any transfer taxes on resales by the Underwriters); but excluding except as expressly provided in clauses (iii) and (v) above, the fees and expenses of counsel to the Underwriters.

         (m) From the date hereof and for a period of 180 days after the date of the Prospectus, the Company will not directly or indirectly offer, sell, contract to sell, grant any option for the sale of, otherwise dispose of, file with the Commission a registration statement under the Act to register, or announce the sale or offering of, any additional shares of its capital stock or any security convertible into or exchangeable or exercisable for its capital stock without your prior written consent; provided, however, that the foregoing shall not apply to (i) the grant of options to purchase shares of Common Stock to employees, officers or directors of the Company pursuant to any stock option plan of the Company existing on the date hereof (the "Stock Option Plans"), (ii) the issuance of shares of Common Stock pursuant to the exercise of options granted under any of the Stock Option Plans, (iii) the issuance of shares of Common Stock pursuant to the exercise of options granted to former directors of ERI prior to the date hereof, (iv) the grant of performance share units under the Company's Performance Share Plan ("PSP"), (v) the grant of stock units under the Company's Stock Incentive Plan ("SIP"), (vi) the issuance of shares of Common Stock pursuant to the PSP or the SIP or (vii) any registration statement filed under the Act in respect of securities to be issued pursuant to any of the Company's Stock Option Plans, the PSP or the SIP.

         (n) The Company will use its best efforts to maintain the inclusion of the Common Stock on the NYSE for a period of three years after the effective date of the Registration



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         Statement; provided that any acquisition of an ownership interest in the Company resulting in the removal of the Common Stock from the NYSE shall not constitute a breach of the agreement contained in this
         Section 5(n).

                  (o) The Company will apply the net proceeds from the sale of the Additional Shares in accordance with the description set forth in the Prospectus under the caption "Use of Proceeds."

                  (p) The Company will use its best efforts to satisfy all conditions precedent to the delivery of the Shares.

                  6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act; and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to (i) any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or
         (ii) Aetna under the caption "Selling Stockholder" furnished to the Company (with a copy to the Representative) in writing by Aetna expressly for use therein.

                  (c) The documents incorporated by reference in the Registration Statement or the Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were filed or last amended or hereafter are filed or amended, as the case may be, with the Commission, complied and will comply in all



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         material respects with the requirements of the Exchange Act and, when read together and with the other information in the Prospectus, at the time the Registration Statement became or becomes effective and at the Closing Date and the Option Closing Date, as the case may be, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading; and any documents deemed to be incorporated by reference in the Registration Statement or the Prospectus, if and when they were or are filed with the Commission, complied with or will comply in all material respects with the requirements of the Exchange Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplement or amendment to them) made based upon and conforming with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein.

                  (d) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Commission has not issued any order preventing or suspending the use of any preliminary prospectus.

                  (e) Each corporation, partnership or other entity in which the Company owns beneficially at least 50% of the outstanding ownership interests is listed on Exhibit 21.1 to the Registration Statement. With the exception of UAP Executive Partners, each of such entities is referred to herein as a "Subsidiary" and all of such entities, collectively, are referred to as the "Subsidiaries". The Company owns 100% of the outstanding capital stock of Executive Re Inc., a Delaware corporation ("ERI"), and 70% of the general partnership interests in Executive Risk Management Associates, a Connecticut general partnership



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         ("ERMA"), free and clear of all liens, claims, charges, options, restrictions or other encumbrances of any type or nature, except, with respect to the stock of ERI, for the lien of The Chase Manhattan Bank (National Association), as Agent (the "Agent"), pursuant to the Stock Pledge Agreement dated as of March 26, 1996 between the Company and the Agent entered into in connection with that certain Term Loan Agreement dated as of March 26, 1996 among the Company, the Banks signatory thereto and the Agent. ERI owns 100% of the outstanding capital stock of Executive Re Indemnity, Inc., a Delaware corporation ("ERII"), 100% of the outstanding capital stock of Talcott Services Corporation, a Delaware corporation ("Talcott"), 100% of the issued share capital of Executive Risk Limited, a company incorporated under the laws of the United Kingdom, 100% of the outstanding capital stock of Executive Risk N.V., a company incorporated under the laws of the Netherlands, 50% of the outstanding capital stock of UAP Executive Partners, a French corporation ("UPEX"), and 30% of the general partnership interests in ERMA, free and clear of all liens, claims, charges, options, restrictions or other encumbrances of any type or nature except, in the case of the stock of ERII, for the lien of The Chase Manhattan Bank (National Association), as Agent (the "Agent"), pursuant to the Stock Pledge Agreement dated as of March 26, 1996 between ERI and the Agent entered into in connection with that certain Term Loan Agreement dated as of March 26, 1996 among the Company, the Banks signatory thereto and the Agent. ERII owns 100% of the outstanding capital stock of Executive Re Specialty Insurance Company, a Connecticut corporation ("ERSIC"), free and clear of all liens, claims, charges, options, restrictions or other encumbrances of any type or nature. Except as set forth above, neither the Company nor any Subsidiary (i) owns equity securities of any other corporation representing in excess of 5% of the outstanding capital stock of such corporation or (ii) is a partner in any partnership other than ERMA.

                  (f) The Company and each Subsidiary (other than ERMA) (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized and has all requisite power and authority to conduct its business as it is currently being conducted and to own, lease and operate its properties;
         (ii) is duly qualified as a foreign corporation authorized to transact business in, and is in good standing in, each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects,


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



         operations, properties, net worth, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole; ERMA is a duly organized and validly existing general partnership and has all requisite power and authority to conduct its business as it is currently being conducted and to own, lease and operate its properties. The only partners in ERMA are the Company and ERI.

                  (g) The Company and each of the Subsidiaries (i) holds such licenses, certificates, permits, franchises and authorizations from insurance departments and other governmental or regulatory authorities ("permits") (including, without limitation, insurance licenses from the insurance regulatory agencies of the various states where it conducts business (the "Insurance Licenses")) which are necessary to own, lease and operate its respective properties and to the conduct of its businesses as described in the Prospectus, except to the extent the failure to hold any such permits or Insurance Licenses (either singularly or in the aggregate) would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole and (ii) to the Company's knowledge has fulfilled and performed all material obligations necessary to maintain such permits and the Insurance Licenses. There has been, and there is, no pending or, to the knowledge of the Company, threatened action, suit, proceeding, investigation or event that may reasonably be expected to lead to the revocation, termination, suspension or any other material impairment of the rights of the holder of any such permit (including, without limitation, the Insurance Licenses); and except as disclosed in the Prospectus, the Company is not aware of any order or decree of an insurance regulatory agency or body impairing, restricting or prohibiting the payment of dividends by any of the Subsidiaries of the Company to its parent.

                  (h) All of the outstanding shares of capital stock of, or other ownership interests in, each Subsidiary of the Company have been, as applicable, duly authorized and validly issued and, in the case of shares of capital stock, are fully paid and non-assessable, and all such shares and other ownership interests owned of record by the Company or by a Subsidiary of the Company are owned free and clear of any security interest, lien, claim, encumbrance or adverse interest of any nature, except as set forth in paragraph (e) above.

                  (i) The partnership agreement of ERMA has been duly executed and delivered by each of the parties thereto and is a valid and binding agreement enforceable in accordance with its terms except as (i) rights to indemnity and contribution hereunder may be limited by applicable law or principles of public policy, (ii) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (iii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Other than as described in the Prospectus, there are no outstanding warrants, rights or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of the Subsidiaries.

                  (j) All the outstanding shares of capital stock of the Company (including the Shares to be sold by Aetna) have been duly authorized, validly issued, and are fully paid and non-assessable; the Additional Shares to be issued and sold by the Company hereunder, if any, have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable; no holder of the Shares will be subject to personal liability by reason of being such a holder; and such Shares are not subject to any preemptive rights.

                  (k) The authorized and outstanding capital stock of the Company, including the Common Stock, conforms in all material respects to the description thereof incorporated by reference in the Prospectus.

                  (l) Except as described in the Prospectus and except to the extent that any of the following would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole, neither the Company nor any of the Subsidiaries is (i) in violation of its respective charter or by-laws, or other organizational documents, (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or any of their respective properties, (iii) in violation of any judgment, injunction, order or decree of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over the

         Company or any of the Subsidiaries, or (iv) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture, lease or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of the Subsidiaries or their respective property is bound.

                  (m) No consent, approval, waiver, license, authorization, order, filing, registration, qualification or other action of or with any court, regulatory body, arbitrator, administrative agency or other governmental agency or body (including, without limitation, any insurance regulatory agency or body) is required for the issuance and sale of the Additional Shares, if any, being sold by the Company or the execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof or the consummation of the other transactions contemplated hereby or by the Registration Statement or for the use of the proceeds received by the Company, if any, from such sale in the manner described under the caption "Use of Proceeds" contained in the Prospectus, except such as have been obtained and made under the Act and the Exchange Act, all of which have been or will be obtained in accordance with this Agreement and as may be required under the insurance securities laws or securities or Blue Sky laws of various jurisdictions, and except to the extent that the failure to obtain such would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole.

                  (n) The issuance and sale of the Additional Shares, if any, to be sold by the Company under this Agreement and the application of the net proceeds therefrom as described under the caption "Use of Proceeds" contained in the Prospectus and the execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions herein contemplated, will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (with notice or the passage of time or both) under, (i) any statute, rule, regulation or order of any governmental agency or body (including, without limitation, any insurance regulatory agency or body) or any court or arbitrator, which is applicable to the Company or any Subsidiary or any of their respective properties, (ii) any bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or
         (iii) the organizational documents of the Company or any such Subsidiary except, in the case of clauses (i) and (ii), to the extent that any such creation or imposition or any such breach, violation or default would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole.

                  (o) The Company is not (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "1935 Act").

                  (p) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except as provided in (i) the Securityholders Agreement dated as of January 1, 1994 (the "Securityholders Agreement") among the Company, The Aetna Casualty and Surety Company ("AC&S") and the other persons named as parties therein and (ii) the Stock Purchase Agreement (as defined in paragraph (oo) of this Section 6).

                  (q) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company or any of the Subsidiaries, any brokerage or finder's fee or other similar fee or commission as a result of any of the transactions contemplated by this Agreement.

                  (r) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms except as (i) rights to indemnity and contribution hereunder may be limited by applicable law or principles of public policy, (ii) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (iii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (s) Except as described in the Prospectus (or in the documents incorporated therein by reference), there are no outstanding: (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations for the Company to issue such shares, any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

                  (t) To the Company's knowledge, neither A.M. Best Company, Inc. nor Standard & Poor's Corporation has pending, or has overtly threatened, as applicable: (i) any downgrading in the ratings of the Subsidiaries or (ii) any public announcement that its ratings of any of the Subsidiaries are under surveillance or review.

                  (u) Subsequent to the dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed therein: (i) neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, (ii) there has not been any change in the capital stock of the Company or any payment of or declaration to pay any dividends other than regular quarterly dividends on the Common Stock or any other distribution with respect to the Company's capital stock, and (iii) there has not been any material adverse change in the financial condition, business, properties, prospects, net worth or results of operations or material increase in the loss and loss adjustment expense reserves or any material decrease in statutory surplus of the Company and the Subsidiaries, taken as a whole.

                  (v) The Shares have been duly authorized for listing on the NYSE, subject in the case of the Additional Shares to official notice of issuance.

                  (w) Except as otherwise set forth in the Prospectus (or in the documents incorporated therein by reference), there are no material pending legal or governmental actions, suits or proceedings to which the Company or any of the Subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such actions, suits or proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required. The descriptions of the terms of any such contracts or documents contained in the Registration Statement or the Prospectus are correct in all material respects.

                  (x) Neither the Company nor any of the Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), or any federal or state law relating to discrimination in the hiring, promotion or pay of employees, or any applicable federal or state wages and hours laws, or any provisions of the United States Employee Retirement Income Security Act of 1974 and the regulations and published interpretations thereunder ("ERISA"), which in each case might result in any material adverse change in the business, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

                  (y) Except as otherwise set forth in the Prospectus (or in the documents incorporated therein by reference) or such as are not material to the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole, the Company and each of the Subsidiaries has good and marketable title, free and clear of all liens, claims, security interests, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All material leases to which the Company or any of the Subsidiaries is a party are binding on and enforceable against the Company or any such Subsidiary, as the case may be, in all material respects and no default on the part of the Company or any such Subsidiary, as the case may be, or, to the Company's knowledge, the other party thereto, has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, and the Company and the Subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such Subsidiary.

                  (z) Ernst & Young has informed the Company that they are independent public accountants with respect to the Company, as required by the Act.

                  (aa) The financial statements, together with related schedules and notes, forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto) or incorporated therein by reference, present fairly the consolidated financial position, results of operations, cash flows and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein and except that quarterly financial statements contained in the Registration Statement are subject to year-end adjustments; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The pro forma financial statements of the Company and the Subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated under the Act, have been properly compiled on the pro forma bases described therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The statutory financial statements of ERII and ERSIC required or permitted to be prepared in accordance with the insurance laws of the States of Delaware and Connecticut, respectively (the "Insurance Laws") and the rules and regulations promulgated thereunder, from which certain ratios and other statistical data contained in the Registration Statement and the Prospectus have been derived, have for each relevant period been prepared in conformity in all material respects with the requirements of the Insurance Laws and such rules and regulations and present fairly the information purported to be shown.

                  (bb) The Company has corporate power and authority to enter into this Agreement and to issue, sell and deliver the Additional Shares, if any, to be sold by it to the Underwriters as provided herein. The execution and delivery by the Company of this Agreement, and the performance by the Company of its obligations hereunder (including without limitation the issuance and sale by the Company of the Shares), have been duly authorized by all necessary corporate action on the part of the Company.

                  (cc) The form of certificate for the Shares conforms in all material respects to the requirements of the Delaware General Corporation Law and the NYSE.

                  (dd) The Company has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, the Company has not distributed and will not distribute, prior to the later to occur of (i) the Closing Date or the Option Closing Date and (ii) completion of the distribution of the Shares, any prospectus or other offering material in connection with the offering and sale of the Shares.

                  (ee) Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in all material respects in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or statutory accounting principles, as the case may be, and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (ff) Each of the Company and the Subsidiaries owns or has valid and adequate rights to use all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by it or necessary for the conduct of its respective business, free and clear of all liens, claims, security interests encumbrances and restrictions that may materially interfere with the conduct of its business, and neither the Company nor any of the Subsidiaries is aware of any claim to the contrary or any challenge by any other person to the rights of the Company and any of the Subsidiaries with respect to the foregoing which would have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries taken as a whole.

                  (gg) Except as disclosed in the Registration Statement all reinsurance treaties, contracts and agreements to which the Company or any of the Subsidiaries is a party (including without limitation the Amended and Restated Agency and Insurance Services Agreement dated as of January 1, 1994, as amended (the "Agency Agreement"), among the Company, AC&S and ERMA, and the Amended and Restated Quota Share Reinsurance Agreement dated as of January 1, 1994, as amended (the "Reinsurance Agreement"), between AC&S and ERII) are in full force and effect and neither the Company nor any of the Subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except where the failure to be in full force and effect and except where any such violation or default would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries taken as a whole; neither the Company nor any of the Subsidiaries has received any notice from any of the other parties to such treaties, contracts or agreements which are material to its business that such other party intends not to perform in any material respect such treaty, contract or agreement, and the Company and the Subsidiaries have no reason to believe that any of the other parties to such treaties, contracts or agreements will be unable to perform such treaty, contract, agreement or arrangement, except where any such non-performance would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries taken as a whole.

                  (hh) No relationship, direct or indirect, or agreement, arrangement or understanding (including, without limitation, any voting agreement), exists between or among the Company or any of the Subsidiaries and any other party, which is required by the Act to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

                  (ii) Except to the extent that the failure with respect to the following would not result in a material adverse effect on the business, prospects, operations, properties, net worth, results of operations, or financial condition of the Company and the Subsidiaries taken as a whole, each of the Company and the Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of ERISA with respect to each "plan" (as defined in ERISA and its regulations and published interpretations) in which employees of the Company or the Subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations, and has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                  (jj) All United States federal income tax returns of, and assessments to, the Company and the Subsidiaries required by law to be filed have been filed and have not been audited and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken or which are being contested in good faith and as to which adequate reserves have been provided. Each of the Company and the Subsidiaries has filed all other tax returns that are required to have been filed by it pursuant to applicable foreign, state, local or other laws, except insofar as the failure to file such returns would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations, or financial condition of the Company and the Subsidiaries taken as a whole, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate in the Company's reasonable judgment to meet any assessments or reassessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations, or financial condition of the Company and the Subsidiaries taken as a whole.

                  (kk) To the best knowledge of the Company, no labor problem exists with its employees or with employees of the Subsidiaries or is imminent that could reasonably be expected to have a material adverse affect on the Company and the Subsidiaries taken as a whole.

                  (ll) No part of the proceeds of the sale of the Additional Shares, if any, will be used for any purpose that violates the provisions of any of Regulation G, T or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

                  (mm) Except as disclosed in the Prospectus or the documents incorporated by reference therein, the Subsidiaries have made no material changes in their insurance reserving practices during the last two years.

                  (nn) Any certificate signed by any officer of the Company or any Subsidiary and delivered at any closing contemplated by Section 4 hereof to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

                  (oo) The representations and warranties of the Company contained in the Amended and Restated Stock Purchase Agreement, dated as of March 22, 1996 (the "Stock Purchase Agreement"), among the Company, Aetna and AC&S are true and correct in all material respects on the date hereof, except to the extent any such representation or warranty was expressly made as of any other date, in which case such representation and warranty was true and correct at such date, and except to the extent that the failure to be true and correct would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of the operations or financial condition of the Company and the Subsidiaries, taken as a whole. The Stock Purchase Agreement is a valid and binding agreement enforceable against the Company and ERI in accordance with its terms except as (i) rights to indemnity and contribution thereunder may be limited by applicable law or principles of public policy, (ii) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (iii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (pp) There are no pending or, to the Company's knowledge, threatened claims, actions, suits or proceedings arising out of or in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement.

                  (qq) The purchase by the Company of 1,225,000 shares of its Class B Common Stock, par value $.01 per share, and 1,286,300 shares of the Company's Common Stock from Aetna (the "Stock Repurchase") referred to in the Prospectus under the caption "Recent Developments", and all other transactions contemplated by the Stock Purchase Agreement that are required to have been consummated prior to the date hereof have been duly consummated as described in the Prospectus in compliance in all material respects with applicable law, including without limitation applicable federal and state securities laws.

                  7. Representations and Warranties of Aetna. Aetna represents and warrants to each Underwriter that:

                  (a) Aetna is a corporation duly organized, validly existing in a good standing under the laws of the jurisdiction in which it was organized and has all requisite corporate power and authority to conduct its business as it is currently being conducted and to own, lease and operate its properties.

                  (b) Aetna has, and on the Closing Date will have, full legal right, power and authority and any approval required by law (other than any approval imposed by the applicable Federal and state securities and Blue Sky laws) to enter into this Agreement and to sell, assign, transfer and deliver the Firm Shares to be sold by Aetna in the manner provided herein, and this Agreement has been duly authorized, executed and delivered by Aetna and is a valid and binding agreement of Aetna enforceable against Aetna in accordance with its terms except (i) as rights to indemnity and contribution hereunder may be limited by applicable law or principles of public policy, (ii) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (iii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c) No consent, approval, waiver, license, authorization, order, filing, registration, qualification or other action of or with any court, regulatory body, administrative agency or other governmental agency or body (including, without limitation, any insurance regulatory agency or body) is required for the sale of the Shares to be sold by Aetna or the execution, delivery and performance of this Agreement, compliance by Aetna with all the provisions hereof or the consummation of the other transactions contemplated hereby or by the Registration Statement, except such as have been obtained and made under the Act and the Exchange Act, all of which have been or will be obtained in accordance with this Agreement, and as may be required under the insurance securities laws or securities or Blue Sky laws of various jurisdictions, and except to the extent that the failure to obtain the same would not have a material adverse effect on the ability of Aetna to perform its obligations under this Agreement, or that are otherwise material in the context of the sale of the Firm Shares.

                  (d) The execution, delivery and performance by Aetna of this Agreement, compliance by Aetna with all the provisions hereof and the consummation by Aetna of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (with notice or the passage of time) under, (i) any statute, rule, regulation or order of any governmental agency or body (including, without limitation, any insurance regulatory agency or body) or any court or arbitrator which is applicable to Aetna or any subsidiary thereof or any of their respective properties, or (ii) any bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument to which Aetna or any such subsidiary is a party or by which Aetna or any such subsidiary is bound or to which any of the properties of Aetna or any such subsidiary is subject, or (iii) the organizational documents of Aetna or any such subsidiary, except, in the case of clauses (i) and (ii), for any conflicts, breaches, violations or defaults that would not have a material adverse effect on the ability of Aetna to perform its obligations under this Agreement, or that are not otherwise material in the context of the sale of the Firm Shares,

                  (e) Aetna is not (a) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act or (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the 1935 Act.

                  (f) There are no pending legal or governmental actions, suits or proceedings to which Aetna or any of its subsidiaries is a party or of which any of their respective property is the subject relating to the sale of Shares by Aetna under this Agreement, and, to the best of Aetna's knowledge, no such actions, suits or proceedings are threatened or contemplated. No contract or document pertaining to Aetna of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required. The descriptions of the terms of any such contracts or documents contained in the Registration Statement or the Prospectus are correct in all material respects.

                  (g) Aetna is the lawful owner of the Firm Shares to be sold by it pursuant to this Agreement and has, and on the Closing Date will have, valid and unencumbered title to such Shares, and Aetna has the corporate power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Firm Shares to you hereunder, and the execution and delivery of this Agreement, and the performance by it of its obligations hereunder (including without limitation the sale of the Firm Shares to be sold thereby), have been duly authorized by all necessary corporate action on the part of Aetna; and upon the delivery of and payment for the Firm Shares hereunder, the several Underwriters will acquire valid and unencumbered title to the Firm Shares purchased by them from Aetna, free and clear of any and all restrictions on transfer, liens, charges, encumbrances, security interests and claims whatsoever, assuming such Underwriters acquire such shares without notice of any adverse claims; and Aetna has not entered into any agreement with any third party or taken any other action the effect of which would be to subject the Firm Shares to any restrictions on transfer, lien, charge, encumbrance, security interest or any other claim whatsoever which has not been legally and validly waived.

                  (h) The information pertaining to Aetna contained in the Registration Statement under the captions "Selling Stockholder," "Business Relationship with AC&S," "Recent

         Developments" and as otherwise specifically identified in Exhibit A hereto, does not, and will not on the Closing Date, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (i) Aetna has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, Aetna has not distributed and will not distribute, prior to the later to occur of (i) the Closing Date or the Option Closing Date and (ii) completion of the distribution of the Shares, any prospectus or other offering material in connection with the offering and sale of the Shares.

                  (j) At any time during the period described in paragraph 5(f) hereof, if there is any change in the information referred to in paragraph 7(h) above, Aetna shall immediately notify you of such change.

                  8. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, judgments, or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, only insofar as such losses, claims, damages, judgments or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any preliminary prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, judgment, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, judgment or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter relating to the Underwriter through you, or by Aetna under the caption "Selling Stockholder," in either case expressly for use therein; provided, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto), other than the documents incorporated by reference therein, was timely made available by the Company to such Underwriter and was not delivered by or on behalf of such Underwriter to such person, if required by the Act so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect contained in such preliminary prospectus giving rise to such losses, claims, damages or liabilities.

                  (b) Aetna will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, judgments or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, only insofar as such losses, claims, damages, judgments or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any preliminary prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was contained in those specific sections of the prospectus describing Aetna and/or AC&S and/or the business relationships of Aetna and/or AC&S with the Company and its Subsidiaries as identified in Exhibit A hereto, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, judgment, liability or action as such expenses are incurred; provided, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if Aetna shall have furnished any amendments or supplements thereto), other than the documents incorporated by reference therein, was timely made available by Aetna to such Underwriter and was not delivered by or on behalf of such Underwriter to such person, if required by the Act so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect contained in such preliminary prospectus giving rise to such losses, claims, damages or liabilities. Notwithstanding any other provision of this Agreement, the aggregate liability of Aetna for indemnification or contribution under this Agreement shall not exceed an amount equal to the proceeds of the sale of the Shares being sold by Aetna after deduction of underwriting discounts and commissions and all costs and expenses required to be paid by it under this Agreement.

                  (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each officer of the Company who signs the Registration Statement, each director of the Company, Aetna and each person, if any, who controls the Company or Aetna within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, judgments or liabilities to which the Company, such officers and directors or Aetna may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any preliminary prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or incorporated by reference therein or necessary to make the statements therein or incorporated by reference therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter, or by such Underwriter through you, expressly for use in the preparation thereof, and will reimburse the Company, such officers and directors, Aetna or any such control person for any legal or other expenses reasonably incurred by the Company, such officers and directors, Aetna or any such control person in connection with investigating or defending any such loss, claim, damage, judgment, liability or action as such expenses are incurred.

                  (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. An indemnified party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying parties, (ii) the indemnifying parties have failed promptly to assume the defense and employ counsel reasonably satisfactory to the indemnified party (which payment of fees and expenses of separate counsel by the indemnifying parties shall cease upon such assumption of defense by the indemnifying parties) or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying parties and representation of both parties by the same counsel would be inappropriate due to actual or potential differences between them (in which case the indemnifying parties shall not have the right to assume the defense of such action on behalf of such indemnified party), it being understood, however, that the Company and Aetna shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they are incurred). The indemnifying party shall not be liable for any settlement of any such action affected without the written consent of the indemnifying parties, but if settled with a written consent of the indemnifying parties, or if there is a final judgment with respect thereto or with respect to the indemnifying parties' liability therefore, the indemnifying parties agree to indemnify and hold harmless each indemnified party from and against any loss or liability by reason of such settlement or judgment (if and to the extent required hereby). The indemnifying party shall not, without the prior written consent of each indemnified party affected thereby, effect any settlement of any pending or threatened proceeding in which such indemnified party could have sought indemnity hereunder, unless such settlement includes an unconditional release of such indemnified party from all liability for which there is an indemnification obligation hereunder.

                  (e) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, judgments or liabilities referred to in subsection (a), (b), (c) or (d) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sellers on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, judgments or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Sellers and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Aetna or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, judgments or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(e) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to the respective number of shares purchased by each of the Underwriters hereunder and not joint.

                  (f) The obligations of the Company and Aetna under this Section shall be in addition to any liability which the Company and Aetna otherwise may have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each person who has consented to become a director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company or Aetna within the meaning of the Act.

                  9. Conditions of Underwriters' Obligations. The several obligations of (i) the Underwriters to purchase the Firm Shares and (ii) the Underwriters pursuant to their option to purchase the Additional Shares under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date (with respect to the Firm Shares) and the Option Closing Date (with respect to the Additional Shares) with the same force and effect as if made on and as of the Closing Date or Option Closing Date, as the case may be. The Company shall have performed or complied with all agreements and satisfied all conditions on its part to be performed or complied with by the Company at or prior to the Closing Date or the Option Closing Date, as the case may be.

                  (b) (i) The Registration Statement shall have become effective not later than 5:00 P.M. (and in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 10:00 P.M.), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, (ii) all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made, (iii) at the Closing Date and the Option Closing Date no stop order suspending the effectiveness of the

         Registration Statement or any post-effective amendment to the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission and (iv) any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your reasonable satisfaction. No stop order suspending the sale of the Shares in any jurisdiction shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or contemplated.

                  (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change in, or affecting the affairs, business, prospects, operations, properties, net worth, results of operations or financial condition, whether or not arising in the ordinary course of business, of the Company or any of the Subsidiaries,
         (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, (iii) since the date of the latest balance sheet included in the Registration Statement and Prospectus, and except as disclosed therein, none of the Company or any of the Subsidiaries shall have incurred any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), or entered into any transactions, not in the ordinary course of business, that are material, individually or in the aggregate, to the business of the Company and the Subsidiaries taken as a whole and
         (iv) on the Closing Date and the Option Closing Date, you shall have received a certificate dated the Closing Date or the Option Closing Date, as the case may be, signed by two of: LeRoy A. Vander Putten, Robert H. Kullas and Robert V. Deutsch, solely in their respective capacities as the Chairman and Chief Executive Officer, Vice Chairman and Chief Operating Officer and Executive Vice President and Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b), and (c) of this Section 9.

                  (d) All the representations and warranties of Aetna contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. Aetna shall have performed or complied with all agreements and satisfied all conditions on its part to be performed or complied with by it at or prior to the Closing Date and you shall have received a certificate to such effect, dated the Closing Date, from

         Aetna with respect to the matters set forth in this paragraph.

                  (e) You shall have received an opinion (reasonably satisfactory to you and counsel for the Underwriters), dated the Closing Date or the Option Closing Date, as the case may be, of Dewey Ballantine, counsel for the Company, to the effect that:

                           (i) The Company and each of ERI, ERII and Talcott
                  (collectively, the "Delaware Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized and has all requisite power and authority to conduct its business as it is currently being conducted and to own, lease and operate its properties. The Company and each of the Delaware Subsidiaries (other than ERMA) is duly qualified as a foreign corporation authorized to transact business in and is in good standing in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries considered as a whole. The partnership agreement of ERMA has been duly executed and delivered by the Company and ERI. To the best of such counsel's knowledge, the only partners of ERMA are the Company and ERI.

                           (ii) All of the outstanding shares of capital stock
                  of, or other ownership interests in, each Delaware Subsidiary of the Company have been, as applicable, duly authorized and validly issued and, in the case of shares of capital stock, are fully paid and non-assessable, and all such shares and other ownership interests owned of record by the Company or by a Delaware Subsidiary are owned free and clear of any perfected security interest and, to the best of such counsel's knowledge, any lien, claim, encumbrance or adverse interest of any nature, except (A) with respect to the stock of ERI, for the lien of The Chase Manhattan Bank (National Association), as Agent (the "Agent"), pursuant to the Stock Pledge Agreement dated as of March 26, 1996 between the Company and the Agent entered into in connection with that certain Term Loan Agreement dated as of March 26, 1996 among the Company, the Banks signatory thereto and the Agent, and (B) with respect to the stock of ERII, for the lien of The Chase Manhattan Bank (National Association), as Agent (the "Agent"), pursuant to the Stock Pledge Agreement dated as of March 26, 1996 between ERI and the Agent entered into in connection with that certain Term Loan Agreement dated as of March 26, 1996 among the Company, the Banks signatory thereto and the Agent.

                           (iii) Other than as described in the Prospectus, to
                  the best of such counsel's knowledge, there are no outstanding warrants, rights or options to acquire, or instruments convertible into or exchangeable for, or any obligation of the Company to issue any shares of capital stock or other equity interests in the Company or any of the Subsidiaries.

                           (iv) All the outstanding shares of capital stock of
                  the Company (including the Shares to be sold by Aetna) have been duly authorized, validly issued, and are fully paid and non-assessable; and the Additional Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable; no holder of the Shares will be subject to personal liability by reason of being such a holder; and such Shares are not subject to any preemptive rights of any stockholder of the Company under Delaware General Corporation Law except as described in the Prospectus.

                           (v) To the best of such counsel's knowledge, there
                  are no contracts or agreements between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except as provided in the Securityholders Agreement.

                           (vi) No consent, approval, waiver, license,
                  authorization, order, filing, registration, qualification or other action of or with any court, regulatory body, arbitrator, administrative agency or other governmental agency or body (including, without limitation, any insurance regulatory agency or body) is required for the issuance and sale of the Additional Shares or the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof or the consummation of the other transactions contemplated hereby or by the Registration Statement, except such as have been obtained and made under the Act and the Exchange Act, all of which have been or will be obtained in accordance with this Agreement, and as may be required under the insurance securities laws or securities or Blue Sky laws of various jurisdictions.

                           (vii) To the best of such counsel's knowledge, the
                  issuance and sale of the Shares to be sold by the Company under this Agreement and the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation by the Company of the transactions herein contemplated, will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of the Company and its Subsidiaries is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject except, in all instances to the extent that any such creation or imposition would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (with notice or the passage of time) under, (i) any statute, rule, regulation or order, of any governmental agency or body (including, without limitation, any insurance regulatory agency or body) or any court or arbitrator, which is applicable to the Company or any Subsidiary or any of their respective properties, (ii) any bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties of the Company or any Subsidiary is subject or (iii) the organizational documents of the Company or any such Subsidiary except, in the case of clauses (i) and
                  (ii), to the extent that any such breach, violation or default would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole.

                           (viii) Such counsel has been informed by the staff of
                  the Commission that the Registration Statement and all post-effective amendments, if any, have become effective under the Act, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Registration Statement (as the case may be), and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and to such counsel's knowledge no proceedings for that purpose have been instituted or are pending or are contemplated under the Act.

                           (ix) Each document filed pursuant to the 1934 Act and
                  incorporated by reference in the Prospectus, at the time it was filed or last amended (other than financial statements or other financial information or statistical data included therein, as to which no opinion need be rendered), complied as to form in all material respects to the requirements of the Exchange Act and the regulations adopted in connection therewith.

                           (x) To the best of such counsel's knowledge, except
                  as otherwise set forth in the Prospectus, there are no pending legal or governmental actions, suits or proceedings to which the Company or any of the Subsidiaries is a party or of which any of their respective property is the subject and which are required to be described or incorporated by reference in the Registration Statement or the Prospectus, and, to the best of such counsel's knowledge, no such actions, suits or proceedings are threatened or contemplated, and no contract or document of a character required to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed or incorporated by reference as required, and the descriptions of the terms of any such contracts or documents contained or incorporated by reference in the Registration Statement or the Prospectus are correct in all material respects.

                           (xi) This Agreement has been duly authorized,
                  executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) rights to indemnity and contribution hereunder may be limited by applicable law or principles of public policy, (ii) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (iii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                           (xii) The authorized capital stock of the Company,
                  including the Common Stock, conforms in all material respects to the description thereof contained or incorporated by reference in the Prospectus.

                           (xiii) The statements under the captions "Risk
                  Factors", "Capitalization", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Shares Eligible for Future Sale", "Business", "Relationship with Aetna", "Recent Developments", "Selling Stockholder" and "Underwriting" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement insofar as such statements constitute a description of legal matters, documents or proceedings or refer to statements of regulation, law or legal conclusions, are accurate in all material respects.

                           (xiv) Neither the Company nor any of the Subsidiaries
                  is (A) in violation of its respective charter or by-laws, or other organizational documents, or, to the best of such counsel's knowledge, except as described in the Prospectus and except to the extent that any of the following would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole, (B) in violation of any judgment, injunction, order or decree of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over the Company or any of the Subsidiaries, or (C) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture, lease or instrument that is an exhibit to the Registration Statement.

                           (xv) To the best of such counsel's knowledge after
                  due inquiry, all material leases to which the Company or any of the Subsidiaries is a party are valid and binding on the Company or such Subsidiary, as the case may be, and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiaries taken as a whole.

                           (xvi) To such counsel's knowledge, each of the
                  Company and its Subsidiaries holds such licenses, certificates, permits, franchises and authorizations from insurance departments and other governmental or regulatory authorities ("permits") (including, without limitation, Insurance Licenses) which are necessary to own, lease and operate its properties and to conduct its business as described in the Prospectus, except to the extent the failure to hold any such permits or Insurance Licenses (either singularly or in the aggregate) would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries taken as a whole; to the best of such counsel's knowledge, all such permits and the Insurance Licenses are in full force and effect. Except as disclosed in the Prospectus, to the best of such counsel's knowledge, there has been, and there is no, pending or threatened action, suit, proceeding, investigation or event that may reasonably be expected to lead to the revocation, termination, suspension or any other material impairment of the rights of the holder of any such permit (including, without limitation, the Insurance Licenses); to the best of such counsel's knowledge, such permits and Insurance Licenses do not materially restrict the conduct of business of the Company or any of the Subsidiaries except as described in the Prospectus and except for any restrictions customarily found in insurance licenses generally; and except as disclosed or incorporated by reference in the Prospectus, to the best of such counsel's knowledge, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any of the Subsidiaries of the Company to its parent.

                           (xvii) The Company is not (a) an "investment company"
                  or a company "controlled" by an "investment company" within the meaning of the Investment Company Act or (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the 1935 Act.

                           (xviii) (i) The Registration Statement and any
                  post-effective amendment thereto, at the time such Registration Statement or such post-effective amendment became or becomes effective, complies or will comply in all material respects with the provisions of the Act; and (ii) the Prospectus, and any supplement or amendment thereto, on the date of filing thereof with the Commission and on the Closing Date and the Option Closing Date, complies and will comply in all material respects with the provisions of the Act; provided that such counsel need express no view on the financial statements and the notes thereto and the schedules and other financial, statistical and accounting data included therein.

                           (xix) The Company has corporate power and authority
                  to enter into this Agreement and to issue, sell and deliver the Additional Shares to be sold by it to the Underwriters as provided herein. The performance by the Company of its obligations hereunder (including without limitation the issuance and sale of the Additional Shares), has been duly authorized by all necessary corporate action on the part of the Company.

                           (xx) The form of certificate for the Shares conforms
                  in all material respects to the requirements of the Delaware General Corporation Law and the NYSE.

                           (xxi) To the best of such counsel's knowledge, after
                  due inquiry, no relationship, direct or indirect, or agreement, (including, without limitation, any voting agreement), exists between or among the Company or any of the Subsidiaries and any other party or any of their respective affiliates, which is required by the Act to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or incorporated by reference or filed as required.

                           (xxii) The Stock Purchase Agreement has been duly
                  executed and delivered by the Company. The Stock

                  Repurchase and all other transactions contemplated by the Stock Purchase Agreement that are required to have been consummated prior to the date hereof have been duly consummated as described in the Prospectus in compliance in all material respects with applicable law, including without limitation applicable federal and state securities laws, except to the extent that the failure to comply would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries, taken as a whole.

                           (xxiii) To the best of such counsel's knowledge,
                  after due inquiry, there are no pending or threatened claims, actions, suits or proceedings arising out of or in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement.

                  Such counsel shall also state that although such counsel has not undertaken to determine independently, and therefore does not assume any responsibility explicitly or implicitly for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and in the Prospectus, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof, and that based upon and subject to the foregoing, nothing came to such counsel's attention that caused them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except in each case as to the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need express no belief).

                  As to factual matters, such counsel may rely on certificates obtained from officers of the Company and the Subsidiaries and from public officials and on such other authority as such counsel deems reasonable. In rendering such opinion counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the States of New York and Delaware, provided that

(1) each such local counsel is reasonably acceptable to the Representatives and their counsel, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is in form and substance reasonably satisfactory to the Representatives and their counsel.

                  (f) You shall have received opinions (reasonably satisfactory to you and to counsel for the Underwriters), dated the Closing Date, of counsel to Aetna, which counsel are reasonably satisfactory to you and to counsel for the Underwriters, to the effect that:

                           (i) Aetna is a corporation duly organized and validly
                  existing under the laws of the jurisdiction in which it was organized and has all requisite power and authority and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws) to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by Aetna in the manner provided herein and therein, and this Agreement has been duly authorized, executed and delivered by Aetna and is a valid and binding agreement of Aetna enforceable in accordance with its terms except as (i) rights to indemnity and contribution hereunder may be limited by applicable law or principles of public policy, (ii) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (iii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                           (ii) To such counsel's knowledge, no consent,
                  approval, waiver, license, authorization, order, filing, registration, qualification or other action of or with any court, regulatory body, administrative agency or other governmental agency or body (including, without limitation, any insurance regulatory agency or body) is required for the sale of the Firm Shares to be sold by Aetna or the execution, delivery and performance of this Agreement by Aetna, compliance by Aetna with all the provisions hereof or the consummation by Aetna of the other transactions contemplated hereby or by the Registration Statement, except such as have been obtained and made under the Act and the Exchange Act, all of which have been or will be obtained in accordance with this Agreement, and as may be required under the insurance securities laws or securities or Blue Sky laws of various jurisdictions.

                           (iii) The execution, delivery and performance by
                  Aetna of this Agreement, compliance by Aetna with all the provisions hereof and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of (A) the organizational documents of Aetna, or, to such counsel's knowledge, (B) any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture, lease or instrument or (C) any law, regulation or rule or any judgment, injunction, order or decree of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over Aetna that, in the case of either (B) or (C), is material to the business of Aetna.

                           (iv) The Amended and Restated Stock Purchase
                  Agreement has been duly authorized, executed and delivered by Aetna and is a valid and binding agreement of Aetna enforceable in accordance with its terms except as (i) rights to indemnity and contribution hereunder may be limited by applicable law or principles of public policy, (ii) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (iii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                           (v) Upon due delivery and payment for the Shares to
                  be sold by the Selling Stockholder as provided for in this Underwriting Agreement, the Underwriters will have good and valid title to the Shares so transferred, free and clear of any liens, encumbrances, equities or claims (assuming that the Underwriters are without notice of any adverse claim, as defined in the Uniform Commercial Code as adopted in the State of New York). Aetna has good and clear title to the certificates for the Firm Shares to be sold by it and upon delivery thereof, pursuant hereto and payment therefor, good and clear title will pass to the Underwriters, severally, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

                           (vi) Aetna is not (a) an "investment company" or a
                  company "controlled" by an "investment company" within the meaning of the Investment Company Act or (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the 1935 Act.

                  As to factual matters, such counsel may rely on certificates obtained from officers of the Company or Aetna and from public officials and such other authority as such counsel deems reasonable.

                  (g) You shall have received an opinion (reasonably satisfactory to you and counsel for the Underwriters), dated the Closing Date or the Option Closing Date, as the case may be, of Timothy Curry, counsel to the Company, to the effect that:

                           (i) ERSIC is a corporation duly organized, validly
                  existing and in good standing under the laws of the jurisdiction in which it was organized and has all requisite power and authority to conduct its business as it is currently being conducted and to own, lease and operate its properties. ERMA is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized and has all requisite power and authority to conduct its business as it is currently being conducted and to own, lease and operate its properties. ERSIC is duly qualified as a foreign corporation authorized to transact business in and is in good standing in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries considered as a whole.

                           (ii) All of the outstanding shares of capital stock
                  of, or other ownership interests in, each of ERSIC and ERMA have been duly authorized and validly issued and, in the case of shares of capital stock, are fully paid and non-assessable, and all such shares and other ownership interests owned of record by the Company or by a Subsidiary of the Company are owned free and clear of any perfected security interest and any lien, claim, encumbrance or adverse interest of any nature.

                           (iii) Except as otherwise set forth in the
                  Prospectus, there are no pending legal or governmental actions, suits or proceedings to which ERSIC or ERMA is a party or of which any of their respective property is the subject and which are required to be described in the Registration Statement or the Prospectus, and, to the best of such counsel's knowledge after due inquiry, no such actions, suits or proceedings are threatened or contemplated, and no contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required, and the descriptions of the terms of any such contracts or documents contained in the Registration Statement or the Prospectus are correct in all material respects.

                           (iv) Neither ERSIC nor ERMA is (A) in violation of
                  its respective charter or by-laws, or other organizational documents, or (B) in violation of any judgment, injunction, order or decree of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over ERSIC or ERMA, or (C) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture, lease or instrument that, in the case of either (B) or (C), is material to the business of and the Other Subsidiaries.

                           (v) All material leases to which any of ERSIC or ERMA
                  is a party are valid and binding on each such subsidiary, as the case may be, and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiaries taken as a whole.

                           (vi) Each of ERSIC and ERMA holds such licenses,
                  certificates, permits, franchises and authorizations from insurance departments and other governmental or regulatory authorities ("permits") (including, without limitation, Insurance Licenses) which are necessary to own, lease and operate its properties and to conduct its business as described in the Prospectus, except to the extent the failure to hold any such permits or Insurance Licenses (either singularly or in the aggregate) would not have a material adverse effect on the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company and the Subsidiaries taken as a whole; all such permits and the Insurance Licenses are in full force and effect. Except as disclosed in the Prospectus there has been, and there is no, pending or threatened action, suit, proceeding, investigation or event that could reasonably be expected to lead to the revocation, termination, suspension or any other material impairment of the rights of the holder of any such permit (including, without limitation, the Insurance Licenses); such permits and Insurance Licenses do not materially restrict the conduct of business of the Other Subsidiaries except as described in the Prospectus and except for any restrictions customarily found in insurance licenses generally; and except as disclosed in the Prospectus no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any of the Subsidiaries of the Company to its parent.

                           (vii) No relationship, direct or indirect, or
                  agreement, (including, without limitation, any voting agreement), exists between or among any of ERSIC or ERMA and any other party or any of their respective affiliates, which is required by the Act to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

                  (h) You shall have received on the Closing Date and the Option Closing Date, as the case may be, an opinion, dated as of such date, of LeBoeuf, Lamb, Greene & MacRae, L.L.P., a partnership including professional corporations, as counsel for the Underwriters, with respect to the incorporation of the Company, the validity of the Shares, the Registration Statement, the Prospectus and other related matters as you may require, and the Company and Aetna shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  The opinions of Dewey Ballantine, counsel to the Company, of Timothy Curry, counsel to ERI and ERSIC, of the counsel to Aetna and of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel to the Underwriters, described in paragraphs (e), (f), (g) and (h), respectively, above shall be rendered to you at the request and direction and instruction of the Company or Aetna, as the case may be, and shall so state therein.

                  (i) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency as of such Closing Date or Option Closing Date, as the case may be, that would prevent the issuance of the Shares. No injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of such Closing Date or Option Closing Date, as the case may be, that would prevent the issuance of the Shares.

                  (j) You shall have received a letter, dated the date of this Agreement, of Ernst & Young confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations promulgated thereunder and stating in effect the information contained in Annex I.

                  (k) You shall have received a letter on and as of the Closing Date and the Option Closing Date from Ernst & Young substantially in the form and substance of, or confirming the statements contained in, the letter delivered to you by Ernst & Young on the date of this Agreement.

                  (l) The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to the Representatives on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

                  (m) All of the transactions contemplated by this Agreement and by the Registration Statement shall have been consummated at or prior to the time that the Shares are delivered and paid for pursuant to
         Section 4 of this Agreement.

                  (n) The Shares shall have been listed or approved for listing upon official notice of issuance on the New York Stock Exchange.

                  (o) The Company and Aetna shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

                  Any certificate or document signed by any officer of the Company or Aetna, as the case may be, and delivered to you, as the Representatives, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company or Aetna to each Underwriter as to the statements made therein.

                  10. Effective Date of Agreement and Termination.

                  (a) This Agreement shall become effective upon the later of
         (i) execution of this Agreement and (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

                  (b) This Agreement may be terminated at any time prior to the Closing Date or the Option Closing Date, as the case may be, by you by written notice to the Sellers if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in or affecting particularly the business, prospects, operations, properties, net worth, results of operations or financial condition of the Company or any Subsidiary other than Talcott Services Corporation, Executive Risk N.V. or Executive Risk Limited, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the NYSE, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any Subsidiary other than Talcott Services Corporation, Executive Risk N.V. or Executive Risk Limited, (v) the declaration of a banking moratorium by either federal or New York State authorities or
         (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

                  (c) If on the Closing Date or on the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the applicable Sellers for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the applicable Sellers. In any such case which does not result in termination of this Agreement, either you or the Sellers shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

                  11. Agreements of Aetna. Aetna agrees with you and the Company as follows:

                  (a) Aetna will deliver to you on or prior to the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

                  (b) Aetna will pay or cause to be paid all transfer taxes with respect to the Shares to be sold by Aetna; and

                  (c) Aetna will take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

                  12. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Executive Risk Inc., 82 Hopmeadow Street, Simsbury, CT 06070, Attention:
President, (b) if to Aetna, 185 Asylum Street, Hartford, CT 06103, Attention:
______________________ and (c) if to any Underwriter or to the Representatives, to the Representatives c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                  The respective indemnities, contribution agreements, representations, warranties and other statements of Aetna, the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Sellers, the officers or directors of the Company or any controlling person of the Sellers, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement and shall be binding upon and inure to the benefit of the successors, assigns, heirs, and personal representatives of each Underwriter and each Seller.

                  If this Agreement is terminated pursuant to Section 10(c) or if for any reason the purchase of the Shares by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5(l) and the respective obligations of the Company, Aetna and the Underwriters pursuant to Section 8 shall remain in effect. If the purchase of the Shares by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 10(b) or 10(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Shares.

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Sellers, the Underwriters, each officer of the Company who signs the Registration Statement, each director of the Company, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

                  THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company, Aetna and the several Underwriters.

                                              Very truly yours,

                                              EXECUTIVE RISK INC.

                                              By:
                                                 ---------------------------
                                                 Title:

                                              AETNA LIFE AND
                                                CASUALTY COMPANY

                                              By:
                                                 ---------------------------
                                                 Title:

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
CONNING & COMPANY

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By DONALDSON, LUFKIN & JENRETTE
         SECURITIES CORPORATION

   By:
       ---------------------------
          Title:

                                   SCHEDULE I

                                                         Number of Firm Shares
                       Underwriters                         to be Purchased
                       ------------                         ---------------

Donaldson, Lufkin & Jenrette
  Securities Corporation
Conning & Company

                                                               ---------
                                                               2,000,000


                           Total